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                                                                 EXHIBIT 10.3


                    [FEDERAL EXPRESS CORPORATION LETTERHEAD]

August 16, 2001
MD10-0801-003

Mr. Charles Streitz
The Boeing Company
3855 Lakewood Boulevard
Long Beach, CA  90846-0001
562-496-6741

Reference:        a) Exhibit 1 - Modification Schedule (enclosed)
                  b) Exhibit 2 - Claim Amortization Effectivity List (enclosed)


         Federal Express Corporation ("FedEx") and McDonnell Douglas Corporation, A wholly-owned subsidiary of The Boeing Company ("Boeing"), have entered into a Modification Services Agreement DAC 96-29-M dated as of September 16, 1996, as amended, which covers the modification of certain DC10 type aircraft to MD10 type aircraft (the "MD10 Agreement"). FedEx and Boeing also entered into an Aircraft Modification Agreement A00163-B dated as of December 1, 1995, as amended, which covers the passenger-to-freighter conversion of certain MD11 type aircraft (the "MD11 Agreement"). The MD10 Agreement and MD11 Agreement shall be collectively referred to herein as the "Conversion Agreements." This Letter Agreement shall constitute a part of said Conversion Agreements.

         WHEREAS, FedEx desires to defer the modification of certain MD10 and MD11 type aircraft as set forth in the Conversion Agreements, and

         WHEREAS, Boeing is willing to agree to the deferral of the modifications of certain MD10 and MD11 type aircraft as set forth in the Conversion Agreements in accordance with the terms and subject to the conditions of this Letter Agreement.

         NOW, THEREFORE, in consideration of mutual promises, agreements, and covenants contained in this Letter Agreement, FedEx and Boeing (the "Parties") agree as follows:

1. FedEx hereby agrees to the revised schedule as set forth in Exhibit 1 to this Letter Agreement for the MD10 and MD11 type aircraft. MD-11 Aircraft marked with a "TBD" description in Exhibit 1 are shown for scheduling purposes only, and the modification site noted may change. The final firm modification site will be selected in accordance with the terms and conditions of the MD-11 Agreement.

2. FedEx hereby agrees to pay Boeing [ * ] in year 2001 dollars (which shall be de-escalated to 1996 dollars) for the MD10 aircraft modification deferrals. The Parties hereby agree that such charges shall be amortized over the [ * ] aircraft to receive the Passenger to Freighter Modification under the MD10 Agreement as listed in Exhibit 2


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         to this Letter Agreement and such charges shall be subject to escalation in accordance with the terms of the MD10 Agreement.

3. FedEx hereby agrees to pay Boeing [ * ] in year 2001 dollars for the MD11 conversion deferrals. The noted charge shall be de-escalated to the MD-11 Agreement base year (September 1998) Dollar values, and be divided equally among MD-11 Aircraft [ * ]. The resultant charge shall be escalated to the Delivery Date for each respective Aircraft in accordance with the terms of the MD-11 Agreement and will be submitted to FedEx as a separate line item included on the "Delivery" progress payment invoice for each Aircraft, due upon Aircraft Delivery.

4.       The charges as set forth above do not include [ * ].

5. Notwithstanding the above, the Parties hereby agree to use their commercially reasonable efforts to identify and agree upon methods to reduce or offset the deferral charges, including any potential subcontractor claims, as set forth herein.

6. The Parties hereby agree to begin notifying mutual subcontractors under the Conversion Agreements regarding the revised schedule as set forth herein.

7. Except as otherwise set forth herein, nothing in this Letter Agreement shall be deemed to amend the terms of the Conversion Agreements or to waive any rights or remedies of FedEx and Boeing under the Conversion Agreements, all of which are reserved in their entirety.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.


MCDONNELL DOUGLAS CORPORATION
A WHOLLY-OWNED SUBSIDIARY OF                      FEDERAL EXPRESS CORPORATION
THE BOEING COMPANY


By:  /s/ CHARLES E. STREITZ                       By:   /s/ JAMES R. PARKER
     -------------------------                        -------------------------

Name:  CHARLES E. STREITZ                         Name:    JAMES R. PARKER
     -------------------------                          -----------------------

Title:   ATTORNEY-IN-FACT                         Title:    VICE PRESIDENT
      ------------------------                          -----------------------

Date:      8-17-01                                Date:        8-16-01
      ------------------------                          -----------------------


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.


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               Exhibit 1 to Letter Agreement dated August 16, 2001

                                      [ * ]


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               Exhibit 2 to Letter Agreement dated August 16, 2001

                                      [ * ]